KEMPER GLOBAL AND INTERNATIONAL
FUNDS

Kemper Emerging Markets Income Fund
Kemper International Growth and Income Fund

SUPPLEMENT TO PROSPECTUS
DATED MARCH 1, 1999
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The following information supplements the prospectus for Kemper Emerging Markets
Income Fund and Kemper International Growth and Income Fund:

At a meeting of the Board of Directors of Kemper Global/International Series, Inc., the Board voted to redeem the outstanding shares of the Kemper Emerging Markets Income Fund and the Kemper International Growth and Income Fund (each, a "Fund" and collectively, the "Funds"). It is expected that the shares of the Funds will be redeemed on or about May 26, 2000. The redemption of shares on May 26, 2000, and any shareholder redemptions or exchanges prior thereto, may be a taxable event for shareholders with the exception of those participating in a qualified retirement plan, IRA or other tax-advantaged account.

Each Fund has been closed to new investment (except for purchases by certain employee benefit plans). Shareholders may redeem their shares or exchange to another Kemper fund until the date of final redemption. Redemption on May 26, 2000 will not be subject to any contingent deferred sales charge; however, redemptions prior to that date may be subject to a contingent deferred sales charge as described in the prospectus.


February 3, 2000